UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019 (June 11, 2019)

WELLCARE HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8735 Henderson Road, Renaissance One Tampa, Florida		33634
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	WCG	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, WellCare Health Plans, Inc. (“WellCare”) entered into that certain Agreement and Plan of Merger, dated as of March 26, 2019 (the “Merger Agreement”), by and among Centene Corporation (“Centene”), Wellington Merger Sub I, Inc. (“Merger Sub I”), Wellington Merger Sub II, Inc. (“Merger Sub II”) and WellCare. Because Kenneth Burdick and Andrew Asher will not be the Chief Executive Officer and Chief Financial Officer, respectively, of Centene following the transactions contemplated by the Merger Agreement, they would have “good reason” to terminate their employment as of the closing of the transactions contemplated by the Merger Agreement (the “Effective Date”) and to receive full acceleration of their WellCare equity awards and severance benefits provided to them under WellCare’s Executive Severance Plan. However, as described in Item 8.01 below, Centene asked Messrs. Burdick and Asher to take different positions with Centene following the Effective Date, and Messrs. Burdick and Asher accepted those positions to promote the success of Centene and to support integration. In connection with the employment letter agreements entered into by and between Centene Management Corporation and each of Messrs. Burdick and Asher (further described in Item 8.01, below), and as not to disadvantage Messrs. Burdick and Asher for taking new executive leadership positions with Centene, on June 11, 2019, the Board of Directors of WellCare, following consent given by Centene under the Merger Agreement, approved that (i) all unvested WellCare equity-based awards held by Messrs. Burdick and Asher would vest in full (with performance goals deemed to be achieved at the same levels as they would have been deemed to be achieved in accordance with Section 2.7 of the Merger Agreement had such awards remained outstanding through the Effective Date) as of the date that is three business days prior to the Effective Date (with any awards granted after May 29, 2019 vesting on a pro-rata basis based on the period from January 1, 2020 through the Effective Date) and (ii) to the extent settlement of any such equity awards would not result in the imposition of taxes on the applicable executive under Section 409A of the Code, settle the awards into shares of WellCare common stock no later than one business day prior to the Effective Date, such that the awards will become entitled to receive Merger Consideration (as defined in the Merger Agreement) in accordance with Section 2.5 of the Merger Agreement. In connection with these negotiations and entry into new employment letter agreements with Centene Management Corporation, Messrs. Burdick and Asher agreed to forego the severance they would otherwise have been entitled to, and instead remain eligible to receive severance following the Effective Time pursuant to the terms of their new employment letter agreements with Centene Management Corporation.

Item 8.01	Other Events.

The following disclosures supplement the disclosures contained in the definitive proxy statement filed by WellCare with the Securities and Exchange Commission (the “SEC”) on May 23, 2019 (the “Proxy Statement”) in connection with Centene’s previously announced proposed acquisition of WellCare pursuant to the Merger Agreement. The Proxy Statement includes the joint proxy statement/prospectus of Centene and WellCare (the “Joint Proxy Statement”). The Joint Proxy Statement was first mailed to stockholders of Centene and WellCare on or about May 24, 2019.

The following disclosures should be read in conjunction with the disclosures contained in the Proxy Statement, which should be carefully read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the section of the Proxy Statement entitled “Interests of Directors and Executive Officers in the Merger” beginning on page 122:

Burdick and Asher Letter Agreements

On May 30, 2019, Centene Management Corporation entered into employment letter agreements (the “Letter Agreements”) with each of Messrs. Burdick and Asher, which will each become effective upon, and subject to, the occurrence of the Effective Date. As of the Effective Date, Messrs. Burdick and Asher will each serve as Executive Vice Presidents of Centene. The material terms and conditions of the Letter Agreements are further described below.

Burdick Letter Agreement

Term of Employment

Mr. Burdick’s Letter Agreement provides for a two year term of employment commencing on the Effective Date.

Base Salary and Annual Bonus

Mr. Burdick will receive an initial annual base salary equal to $1,400,000 and a target annual bonus opportunity equal to 150% of base salary. In addition, notwithstanding the terms of the Merger Agreement, no later than five business days following the Closing Date, Mr. Burdick will receive an amount equal to the average of the two annual bonuses paid to him with respect to the two most recently completed annual bonus cycles, prorated based on the number of days elapsed in the performance year as of the Effective Date.

Initial Equity Compensation

On the Effective Date, Mr. Burdick will receive a grant of time-based Centene restricted stock units (“RSUs”) with a grant date fair market value equal to $4,400,000, which will vest on the second anniversary of the Effective Date, subject to his continued employment through the applicable vesting date (except that the termination provisions as described under Equity and Long-Term Incentive Treatment Upon Termination below will apply and the holding period set forth in any equity awards granted by Centene will not apply if Mr. Burdick remains in compliance with Centene’s share ownership guidelines).

Ongoing Long-Term Compensation

Mr. Burdick will receive annual equity grants under the terms of Centene’s Stock Incentive Plan with a target amount equal to $7,000,000. Mr. Burdick will also participate in Centene’s Cash Long-Term Incentive Plan (the “Cash LTIP”), beginning with the 2020-2022 performance cycle, with a Cash LTIP target of 100% of annual base salary (the “Annual Cash LTIP Awards”) and the potential to earn up to 200% of the Cash LTIP target. Each annual equity grant will consist 40% of time-based RSUs and 60% of performance stock units (“PSUs”). Mr. Burdick’s annual equity grants will be subject to similar terms as those applicable to other similarly-situated Centene executives, except for the severance provisions described under Equity and Long-Term Incentive Treatment Upon Termination below.

Cash Severance Payments Upon Termination

Upon termination of Mr. Burdick’s employment for any reason during, after, or at the expiration of, the employment term, Mr. Burdick will be entitled to severance benefits under the terms of the WellCare Severance Plan as a Tier 1 Participant, calculated as if his employment terminated on the Effective Date (except Mr. Burdick will not be entitled to receive a prorated bonus under the WellCare Severance Plan). Please refer to the Proxy Statement filed by the WellCare on May 23, 2019 for a description of the terms of the WellCare Severance Plan.

In addition, if Mr. Burdick’s employment is terminated by Centene Management Corporation without “cause,” by Mr. Burdick for an “acceptable reason” (each as defined in Mr. Burdick’s Letter Agreement), or due to death or disability, then Mr. Burdick will receive an amount equal to $4,200,000, less any annual bonuses actually paid to Mr. Burdick following the Effective Date.

If Mr. Burdick terminates employment by reason of his retirement, and such termination occurs on or after July 1st of the applicable annual performance period, then Mr. Burdick will receive an annual bonus equal to the annual bonus he would have received based on continued service through the remainder of the applicable performance period based on actual level of achievement, prorated based on the number of whole and partial months Mr. Burdick was employing during the performance period.

Equity and Long-Term Incentive Treatment Upon Termination

With respect to Mr. Burdick’s initial grant of RSUs, if Mr. Burdick’s employment is terminated by Centene Management Corporation without cause, by Mr. Burdick for an acceptable reason, or due to death or disability prior to the applicable vesting date, then the RSUs will vest in full and be settled as soon as practicable following his termination date. If Mr. Burdick terminates his employment by reason of his retirement prior to the applicable vesting date, then the number of RSUs that would have vested based on continued employment through the first anniversary of the termination date will vest and be settled in Centene shares as soon as practicable following his termination date.

With respect to Mr. Burdick’s annual equity grants, if Mr. Burdick’s employment is terminated by Centene Management Corporation without cause, by Mr. Burdick by virtue of retirement, or due to death or disability, then (i) Mr. Burdick’s annual RSUs will immediately vest in full and (ii) Mr. Burdick’s Annual Cash LTIP Awards and PSUs will remain outstanding and will vest or be forfeited at the end of the applicable performance period based on actual levels of achievement (without regard to additional service-based vesting requirements).

In addition, upon termination of Mr. Burdick’s employment for any reason during, after, or at the expiration of, the employment term, the vesting of any WellCare equity award granted prior to March 26, 2019 and converted to a Centene equity award on the Effective Date will be accelerated in full. As provided in the Merger Agreement, any WellCare equity awards granted to Mr. Burdick following March 26, 2019 and converted into Centene equity awards on the Effective Date will vest pro-rata on his termination of employment for any reason based on the portion of the original vesting period that he remained employed.

Benefits and Perquisites

Mr. Burdick will be entitled to participate in Centene’s employee benefit plans and programs during the term of Mr. Burdick’s employment on the same basis as other Executive Vice Presidents. In addition, during the term of Mr. Burdick’s employment he will receive temporary executive housing (plus reimbursement of any taxes incurred in connection with Centene’s provision of housing) and use of Centene’s corporate aircraft on an as-available basis.

Restrictive Covenants

Mr. Burdick will be subject to customary restrictive covenants, including a confidentiality covenant and 12 month post-termination non-competition and non-solicitation covenants.

Asher Letter Agreement

Term of Employment

Mr. Asher’s Letter Agreement provides for a two year term of employment commencing on the Effective Date.

Base Salary, Annual Bonus and Initial Cash Bonus

Mr. Asher will receive an initial annual base salary equal to $750,000 and a target annual bonus opportunity equal to 100% of base salary. Mr. Asher will also receive a cash bonus award equal to $1,250,000, which will vest on the 90th day following the Effective Date, subject to his continued employment with Centene Management Corporation through the vesting date and paid on the date that is 13 months following his date of termination.

Initial Equity Compensation

On the Effective Date, Mr. Asher will receive a grant of time-based Centene RSUs with a grant date fair market value equal to $1,250,000, which will vest 50% on each of the first two anniversaries of the Effective Date, subject to his continued employment through the applicable vesting date (except that the termination provisions as described under Equity and Long-Term Incentive Treatment Upon Termination below will apply and the one-year holding period from the vesting date will not apply if Mr. Asher remains in compliance with Centene’s share ownership guidelines).

Ongoing Long-Term Compensation

Mr. Asher will receive annual equity grants under the terms of Centene’s Stock Incentive Plan with a target amount equal to $2,250,000. Mr. Asher will also participate in Centene’s Cash LTIP, beginning with the 2020-2022 performance cycle, with a Cash LTIP target of 100% of annual base salary and the potential to earn up to 200% of the Cash LTIP target. Each annual equity grant will consist 40% of time-based RSUs and 60% of PSUs. Mr. Asher’s annual equity grants will be subject to similar terms as those applicable to other similarly-situated Centene executives.

Cash Severance Payments Upon Termination

Mr. Asher’s initial cash bonus award will vest immediately upon a termination of employment by Centene Management Corporation without cause, by Mr. Asher for an “acceptable reason” (as defined in Mr. Asher’s Letter Agreement), or due to death or disability. For purposes of Mr. Asher’s Letter Agreement, a non-renewal of the term by Centene Management Corporation will be considered a termination of employment without cause.

In addition, Mr. Asher will receive severance benefits pursuant to a Centene Severance and Change in Control Agreement (“ESA”) upon a Qualifying Termination, which includes a termination of employment by Centene Management Corporation without “cause” or by Mr. Asher at or after a Change in Control for “good reason” (each as defined in the ESA). For the first 36 months following the Effective Date, a Qualifying Termination will also include Mr. Asher’s termination of employment for an acceptable reason. In the event of a Qualifying Termination not in connection with a Change in Control, Mr. Asher will receive (i) 12 months’ salary continuation, (ii) a prorated bonus based on actual achievement for the year of termination, (iii) COBRA healthcare continuation coverage at active employee rates for 12 months following his date of termination and (iv) continued vesting of his equity awards during the 12 month period of salary continuation.

In the event of a Qualifying Termination either prior to a Change in Control at the request of a third party participating in or causing the Change in Control or within 24 months following a Change in Control, Mr. Asher will receive (i) severance pay equal to two times the sum of his annual base salary (based on his highest base salary during the two year period prior to his date of termination), plus the average of the last two annual cash bonuses paid to him during the two most recently completed full fiscal years, (ii) a prorated target annual bonus for the year of termination, (iii) Centene Management Corporation’s full payment for COBRA medical coverage for 18 months following his date of termination and (iv) if Centene Management Corporation purchased a life insurance policy for the benefit of his beneficiaries prior to the Change in Control, Centene Management Corporation’s continued maintenance and payment of all expenses associated with the corporate-owned life insurance policy for the remainder of his life. In addition, any equity-based awards that were outstanding immediately prior to the termination in connection with a Change in Control will fully vest and become exercisable, as applicable, as of his date of the termination in connection with the Change in Control.

Equity and Long-Term Incentive Treatment Upon Termination

With respect to Mr. Asher’s initial grant of RSUs, if Mr. Asher’s employment is terminated by Centene Management Corporation without cause, by Mr. Asher for an acceptable reason, or due to death or disability prior to the applicable vesting date, then the RSUs will vest in full and be settled as soon as practicable following the termination date. Mr. Asher’s ongoing equity grants will be subject to similar terms upon a termination of employment as those applicable to other similarly-situated Centene executives.

In addition, upon termination of Mr. Asher’s employment for any reason during, after, or at the expiration of, the employment term, the vesting of any WellCare equity award granted prior to March 26, 2019 and converted to a Centene equity award on the Effective Date will be accelerated in full. As provided in the Merger Agreement, any WellCare equity awards granted to Mr. Asher following March 26, 2019 and converted into Centene equity awards on the Effective Date will vest pro-rata on his termination of employment for any reason based on the portion of the original vesting period that he remained employed.

Restrictive Covenants

Mr. Asher will be subject to customary restrictive covenants, including a confidentiality covenant and 12 month post-termination non-competition and non-solicitation covenants.

Cautionary Statement on Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this filing are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). WellCare intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and WellCare is including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about WellCare’s future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene’s proposed acquisition of WellCare (the “Centene Transaction”), investments and the adequacy of WellCare’s available cash resources.

These forward-looking statements reflect WellCare’s current views with respect to future events and are based on numerous assumptions and assessments made by us in light of WellCare’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors WellCare believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause WellCare’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this filing are based on information available to us on the date of this filing. Except as may be otherwise required by law, WellCare undertakes no obligation to update or revise the forward-looking statements included in this filing, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the Centene Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and WellCare’s resources or otherwise have an adverse effect on WellCare; (ii) the risk that Centene’s stockholders do not approve the issuance of shares of Centene common stock in the Centene Transaction; (iii) the risk that WellCare’s stockholders do not adopt the merger agreement; (iv) the possibility that certain conditions to the consummation of the Centene Transaction will not be satisfied or completed on a timely basis and accordingly the Centene Transaction may not be consummated on a timely basis or at all; (v) uncertainty as to the expected financial performance of the combined company following completion of the Centene Transaction; (vi) the possibility that the expected synergies and value creation from the Centene Transaction will not be realized, or will not be realized within the expected time period; (vii) the exertion of management’s time and WellCare’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Centene Transaction; (viii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Centene Transaction or that the integration of WellCare will be more difficult or time consuming than expected; (ix) the risk that potential litigation in connection with the Centene Transaction may affect the timing or occurrence of the Centene Transaction or result in significant costs of defense, indemnification and liability; (x) a downgrade of the credit rating of WellCare’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (xi) unexpected costs, charges or expenses resulting from the Centene Transaction; (xii) the possibility that competing offers will be made to acquire Centene; (xiii) the inability to retain key personnel; (xiv) disruption from the announcement, pendency and/or completion of the Centene Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xv) the risk that, following the Centene Transaction, the combined company may not be able to effectively manage its expanded operations.

Additional factors that may cause actual results to differ materially from projections, estimates, or other forward-looking statements include, but are not limited to, the following: (i) WellCare’s progress on top priorities such as integrating care management, advocating for WellCare’s members, building advanced relationships with providers and government partners, ensuring a competitive cost position, and delivering prudent, profitable growth, (ii) WellCare’s ability to effectively identify, estimate and manage growth, (iii) the ability to achieve accretion to WellCare’s earnings, revenues or other benefits expected, (iv) disruption to business relationships, operating results, and business generally of WellCare, (v) potential reductions in Medicaid and Medicare revenue, (vi) WellCare’s ability to estimate and manage medical benefits expense effectively, including through its vendors, (vii) WellCare’s ability to negotiate actuarially sound rates, especially in new programs with limited experience, (viii) WellCare’s ability to improve healthcare quality and access, (ix) the appropriation and payment by state governments of Medicaid premiums receivable, (x) the outcome of any protests and litigation related to Medicaid awards, (xi) the approval of Medicaid contracts by the Centers for Medicare & Medicaid Services, (xii) any changes to the programs or contracts, (xiii) WellCare’s ability to address operational challenges related to new business and (xiv) WellCare’s ability to meet the requirements of readiness reviews.

This list of important factors is not intended to be exhaustive. WellCare discusses certain of these matters more fully, as well as certain other factors that may affect WellCare’s business operations, financial condition and results of operations, in WellCare’s filings with the SEC, including the registration statement on Form S-4 filed by Centene with the SEC on May 23, 2019 (the “Registration Statement”) and WellCare’s most recent Annual Report on Form 10-K, as updated by WellCare’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and future filings with the SEC. Due to these important factors and risks, WellCare cannot give assurances with respect to WellCare’s future performance, including without limitation WellCare’s ability to maintain adequate premium levels or WellCare’s ability to control WellCare’s future medical and selling, general and administrative costs.

Important Additional Information and Where to Find It

In connection with the Centene Transaction, Centene has filed with the SEC the Registration Statement on May 23, 2019, containing a prospectus with respect to the shares of Centene’s common stock to be issued in the Centene Transaction and a joint proxy statement for Centene’s and WellCare’s respective stockholders. The Registration Statement was declared effective by the SEC on May 23, 2019, and Centene and WellCare commenced mailing the Joint Proxy Statement to the stockholders of Centene and WellCare on or about May 24, 2019. Each of Centene and WellCare may file other documents regarding the Centene Transaction with the SEC. This filing is not a substitute for the Registration Statement, the Joint Proxy Statement or any other document that Centene or WellCare may send to their respective stockholders in connection with the Centene Transaction. INVESTORS AND SECURITY HOLDERS OF CENTENE AND WELLCARE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO)

FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CENTENE, WELLCARE, THE CENTENE TRANSACTION AND RELATED MATTERS. Investors and security holders of Centene and WellCare are able to obtain free copies of the Registration Statement, the Joint Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about Centene and WellCare filed with the SEC, through the website maintained by the SEC at www.sec.gov. Centene and WellCare make available free of charge at www.centene.com and www.ir.wellcare.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants In The Solicitation

Centene, WellCare and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Centene and WellCare in connection with the Centene Transaction.

Information about the directors and executive officers of Centene is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 19, 2019, its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 8, 2019, and on its website at www.centene.com.

Information about the directors and executive officers of WellCare is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 12, 2019, its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 8, 2019, and on its website at www.ir.wellcare.com.

Investors may obtain additional information regarding the interest of such participants and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Registration Statement, the Joint Proxy Statement and other materials filed with the SEC in connection with the Centene Transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and from the websites of Centene or WellCare as described above.

No Offer or Solicitation

This filing is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2019	WELLCARE HEALTH PLANS, INC.

	By:	/s/ Anat Hakim
	Name:	Anat Hakim
	Title:	Executive Vice President, General Counsel and Secretary